UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
March 12, 2019

On Deck Capital, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36779	42-1709682
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)
1400 Broadway, 25th Floor
New York, New York 10018
(Address of principal executive offices, including ZIP code)
(888) 269-4246
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b– 2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry into a Material Definitive Agreement.
Credit Agreement Amendment
ODART

On March 12, 2019, OnDeck Account Receivables Trust 2013-1, LLC (“ODART”), a wholly-owned subsidiary of On Deck Capital, Inc. (the “Company”), amended its existing asset-backed revolving debt facility (the “Deutsche Bank Facility”) by entering into the Fifth Amended and Restated Credit Agreement (the “Fifth A&R Credit Agreement”) with the Lenders party thereto from time to time, Deutsche Bank AG, New York Branch, as Administrative Agent and Collateral Agent, and Deutsche Bank Trust Company Americas, as Paying Agent and Deutsche Bank Securities Inc., as Syndication Agent, Documentation Agent and Lead Arranger. The Fifth A&R Credit Agreement amends the Fourth Amended and Restated Credit Agreement, among the same parties dated March 20, 2017, as amended, which was filed as Exhibit 10.20 to the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2017.
The following table summarizes certain key terms of the amended Deutsche Bank Facility:

Commitment Amount	$180.0 million
Borrowing Rate	1 Month LIBOR + 1.75%
Borrowing Base Advance Rate	80%
Revolving Period End Date	March 2021
Maturity Date	March 2022
The foregoing description of the Fifth A&R Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the Fifth A&R Credit Agreement, which will be filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the quarter ending March 31, 2019.
PORT II

On March 12, 2019, Prime OnDeck Receivable Trust II, LLC (“PORT”), a wholly-owned subsidiary of the Company, amended its existing asset-backed revolving debt facility (the “PORT Facility”) by entering into the Amended and Restated Credit Agreement (the “A&R Credit Agreement”) with the Lenders party thereto from time to time, Credit Suisse AG, New York Branch, as Administrative Agent, and Wells Fargo Bank, N.A., as Paying Agent and as Collateral Agent for the Secured Parties. The A&R Credit Agreement amends the Credit Agreement, among the same parties dated December 8, 2016, as amended, which was filed as Exhibit 10.20 to the Company's Annual Report on Form 10-K for the year ended December 31, 2016.
The following table summarizes certain key terms of the amended PORT Facility:

Commitment Amount	$180.0 million
Borrowing Rate	CP Conduit Rate + 1.75%
Borrowing Base Advance Rate	80%
Revolving Period End Date	March 2021
Maturity Date	March 2022
The foregoing description of the A&R Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the A&R Credit Agreement, which will be filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the quarter ending March 31, 2019.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 13, 2019	On Deck Capital, Inc.

/s/ Kenneth A. Brause
Kenneth A. Brause Chief Financial Officer